 KATY NEWS
FOR IMMEDIATE RELEASE

KATY INDUSTRIES, INC.
REPORTS 2008 SECOND QUARTER RESULTS

BRIDGETON, MO – August 1, 2008 – Katy Industries, Inc. (OTC BB: KATY) today reported a net loss in the second quarter of 2008 of ($3.7) million [($0.46) per share], versus a net loss of ($0.6) million [($0.08) per share], in the second quarter of 2007, as adjusted to exclude restructuring and other non-recurring or unusual items, which are discussed below.  Including these items, Katy reported a net loss in the second quarter of 2008 of ($4.2) million [($0.53) per share], versus net income of $1.8 million [$0.23 per share], in the same period of 2007.  The operating loss, as adjusted to exclude all restructuring and other non-recurring or unusual items, was ($5.6) million [(12.3%) of net sales] in the second quarter of 2008, compared to an operating loss, as adjusted, of ($0.2) million [(0.3%) of net sales] in the same period in 2007.  Net income (loss), as adjusted, and operating income (loss), as adjusted, are non-GAAP financial measures and are further discussed below.

Katy also reported a net loss for the six months ended June 30, 2008 of ($5.8) million [($0.73) per share], versus a net loss of ($2.6) million [($0.32) per share], for the six months ended June 30, 2007, as adjusted to exclude restructuring and other non-recurring or unusual items, which are discussed below.  Including these items, Katy reported a net loss for the six months ended June 30, 2008 of ($7.6) million [($0.96) per share], versus a net loss of ($2.0) million [($0.25) per share], in the same period of 2007.  The operating loss, as adjusted to exclude all restructuring and other non-recurring or unusual items, was ($8.5) million [(9.8%) of net sales] for the six months ended June 30, 2008, compared to an operating loss, as adjusted, of ($2.1) million [(2.2%) of net sales] in the same period in 2007.  Net income (loss), as adjusted, and operating income (loss), as adjusted, are non-GAAP financial measures and are further discussed below.

During the second quarter of 2008, Katy reported restructuring and other non-recurring or unusual items of $0.9 million pre-tax [$0.12 per share], including activity from discontinued businesses of $0.6 million and severance, restructuring and related costs of $0.5 million offset by the loss on sale of assets of ($0.2) million.  During the second quarter of 2007, Katy reported restructuring and other non-recurring or unusual items of $2.9 million pre-tax [$0.37 per share], including activity from discontinued operations of $7.0 million offset by severance, restructuring and related costs of ($2.4) million and a loss on the sale of assets of ($1.7) million.  Details regarding these items are provided in the “Reconciliations of GAAP Results to Results Excluding Certain Unusual Items” accompanying this press release.

For the six months ended June 30, 2008, Katy reported restructuring and other non-recurring or unusual items of $0.6 million pre-tax [$0.07 per share], including activity from discontinued businesses of $0.9 million and severance, restructuring and related costs of $0.4 million offset by the loss on sale of assets of ($0.7) million.  For the six months ended June 30, 2007, Katy reported restructuring and other non-recurring or unusual items of $2.4 million pre-tax [$0.30 per share], including activity from discontinued operations of $6.6 million offset by severance, restructuring and related costs of ($2.6) million and a loss on the sale of assets of ($1.6) million.  Details regarding these items are provided in the “Reconciliations of GAAP Results to Results Excluding Certain Unusual Items” accompanying this press release.

Financial highlights for the second quarter of 2008, as compared to the same period in the prior year, included:

•
Net sales in the second quarter of 2008 were $45.1 million, a decrease of $4.9 million compared to the same period in 2007.  Overall, the decrease of 9.8% resulted primarily from lower volumes within our Contico business unit, which sells primarily to mass merchant customers, due to our decision to exit certain unprofitable business lines particularly in the face of rising resin costs.  In addition, our Glit business unit incurred volume shortfall from reduced building industry activity.

•
Gross margins were 5.5% in the second quarter of 2008, versus 13.3% in the second quarter of 2007.  In 2008, our margins were adversely impacted by an unfavorable variance incurred in our LIFO adjustment of $1.1 million.  In addition, the Company is being impacted by lower volume within the above business units along with material costs increases which were not fully recovered from the marketplace.

•
Selling, general and administrative expenses were $1.2 million higher than the second quarter of 2007.  The increase was primarily driven by costs associated with the transition and hiring of a new chief executive officer in April 2008 and higher expense under the Company’s self-insurance programs.

•
Debt at June 30, 2008 was $14.9 million [34% of total capitalization], versus $48.9 million [57% of total capitalization] at June 30, 2007.  The decrease in the ratio of debt to total capitalization was principally due to the reduction of debt levels from the proceeds received on the sale of businesses in 2007.

•
Katy used free cash flow of $10.4 million during the six month period ended June 30, 2008 versus using $10.0 million of free cash flow during the six month period ended June 30, 2007.  The free cash flow usage during 2008 was comparable to 2007 as the Company benefited from lower cash requirements from the discontinued businesses offsetting the lower operating performance in 2008.  Free cash flow, a non-GAAP financial measure, is discussed further below.

“The results of the second quarter were reflective of the current economic environment.  Since joining the company in mid-April, my focus has been to determine how best to improve both our top and bottom line results,” said David J. Feldman, Katy’s President and Chief Executive Officer.  “We are focused on developing new product offerings while driving cost efficiencies within our current products.  Our performance for the remainder of the year will be dictated by our ability to recoup, through price, the raw material cost increases that are presently being incurred by us and the rest of the industry,” added Mr. Feldman.

Non-GAAP Financial Measures

To provide transparency about measures of Katy’s financial performance which management considers most relevant, we supplement the reporting of Katy’s consolidated financial information under GAAP with certain non-GAAP financial measures, including Net Income (Loss), as adjusted, Net Income (Loss), as adjusted per share, Operating Income (Loss) and Operating Income (Loss) as adjusted, as a percentage of net sales, and Free Cash Flow.  Details regarding these measures and reconciliations of these non-GAAP measures to comparable GAAP measures are provided in the “Reconciliations of GAAP Results to Results Excluding Certain Unusual Items” and “Statements of Cash Flows” accompanying this press release.  These non-GAAP financial measures should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP.  Using only the non-GAAP financial measures to analyze our performance would have material limitations because their calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both the GAAP and non-GAAP measures reflected below to understand and analyze the results of its business.  Katy believes the presentation of these measures is nonetheless useful to investors for the following reasons:

Net Income (Loss), as adjusted, Net Income (Loss), as adjusted per share, Operating Income (Loss) and Operating Income (Loss) as adjusted, as a percentage of net sales:  All of these non-GAAP operating measurements adjust the corresponding GAAP measurement to exclude restructuring and other non-recurring and unusual items, as appropriate. Following the recapitalization of the company in 2001, a comprehensive restructuring program became essential to the future viability of Katy.  All other non-recurring and unusual items are typically indicative of non-cash impacts to Katy’s results of operations.  These non-GAAP measures are used by management as Katy believes that these measures are more indicative of the company’s underlying business performance and that eliminating restructuring and other non-recurring and unusual charges provides more meaningful year-to-year comparison of the Company’s operations.

Free Cash Flow:  Free cash flow is defined by Katy as cash flow from operations less capital expenditures and cash dividends paid.  Katy believes that free cash flow is useful to management and investors in measuring cash generated that is available for repayment of debt obligations, investment in growth through acquisitions, new business development and stock repurchases.

This press release may contain various forward-looking statements.  The forward-looking statements are based on the opinions and beliefs of Katy’s management, as well as assumptions made by, and information currently available to, the company’s management.  Additionally, the forward-looking statements are based on Katy’s current expectations and projections about future events and trends affecting the financial condition of its business.  The forward-looking statements are subject to risks and uncertainties, detailed from time to time in Katy’s filings with the SEC that may lead to results that differ materially from those expressed in any forward-looking statement made by the company or on its behalf.  Katy undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Katy Industries, Inc. is a diversified corporation focused on the manufacturing and distribution of commercial cleaning products and consumer home products.

Company contact:
Katy Industries, Inc.
Amir Rosenthal
(314) 656-4321

KATY INDUSTRIES, INC. SUMMARY OF OPERATIONS - UNAUDITED
(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007

Net sales	$45,134	$49,972	$86,825	$95,524
Cost of goods sold	42,668	43,332	80,531	83,288
Gross profit	2,466	6,640	6,294	12,236
Selling, general and administrative expenses	8,030	6,797	14,767	14,371
Severance, restructuring and related charges	(548)	2,402	(410)	2,610
Loss on sale of assets	201	1,691	734	1,571
Operating loss	(5,217)	(4,250)	(8,797)	(6,316)
Interest expense	(420)	(919)	(903)	(2,114)
Other, net	30	70	16	102
Loss from continuing operations before benefit from
(provision for) income taxes	(5,607)	(5,099)	(9,684)	(8,328)
Benefit from (provision for) income taxes from continuing operations	805	(136)	1,157	(225)
Loss from continuing operations	(4,802)	(5,235)	(8,527)	(8,553)
Loss from operations of discontinued businesses (net of tax)	(415)	(108)	(667)	(2,235)
Gain on sale of discontinued businesses (net of tax)	1,002	7,151	1,545	8,817
Net (loss) income	$(4,215)	$1,808	$(7,649)	$(1,971)

(Loss) income per share of common stock - basic and diluted:

Loss from continuing operations	$(0.60)	$(0.66)	$(1.07)	$(1.08)
Discontinued operations	0.07	0.89	0.11	0.83
Net (loss) income	$(0.53)	$0.23	$(0.96)	$(0.25)

Weighted average common shares outstanding - basic and diluted	7,951	7,951	7,951	7,951

			June 30,	June 30,
Other Information:			2008	2007

Working capital			$3,279	$6,496
Working capital, exclusive of deferred tax assets and liabilities and debt
classified as current			$10,256	$44,686
Long-term debt, including current maturities			$14,906	$48,889
Stockholders' equity			$28,417	$37,045
Capital expenditures			$2,934	$2,040

KATY INDUSTRIES, INC. RECONCILIATIONS OF GAAP RESULTS
TO RESULTS EXCLUDING CERTAIN UNUSUAL ITEMS - UNAUDITED
(In thousands, except percentages and per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007

Reconciliation of net (loss) income to net loss, as adjusted:
Net (loss) income	$(4,215)	$1,808	$(7,649)	$(1,971)
Unusual items:
Severance, restructuring and related charges	(548)	2,402	(410)	2,610
Loss on sale of assets	201	1,691	734	1,571
Discontinued operations	(587)	(7,043)	(878)	(6,582)
Adjustment to reflect a more normalized effective tax rate excluding
unusual items	1,458	518	2,400	1,801
Net loss, as adjusted	$(3,691)	$(624)	$(5,803)	$(2,571)

Net loss, as adjusted per share:
Net (loss) income per share	$(0.53)	$0.23	$(0.96)	$(0.25)
Unusual items per share	(0.12)	(0.37)	(0.07)	(0.30)
Adjustment to reflect a more normalized effective tax rate excluding
unusual items per share	0.19	0.06	0.30	0.23
Net loss, as adjusted per share	$(0.46)	$(0.08)	$(0.73)	$(0.32)

Weighted average common shares outstanding:
Basic and diluted	7,951	7,951	7,951	7,951

Operating loss, as adjusted:

Operating loss	$(5,217)	$(4,250)	$(8,797)	$(6,316)
Severance, restructuring and related charges	(548)	2,402	(410)	2,610
Loss on sale of assets	201	1,691	734	1,571
Operating loss, as adjusted:	$(5,564)	$(157)	$(8,473)	$(2,135)
Operating loss, as adjusted, as a % of sales	-12.3%	-0.3%	-9.8%	-2.2%

KATY INDUSTRIES, INC. BALANCE SHEETS - UNAUDITED
(In thousands)

Assets	June 30,	December 31,	June 30,
Current assets:	2008	2007	2007
Cash and cash equivalents	$1,167	$2,015	$2,483
Accounts receivable, net	21,736	18,077	40,272
Inventories, net	25,490	26,160	63,976
Other current assets	2,296	9,319	3,004
Total current assets	50,689	55,571	109,735

Other assets:
Goodwill	665	665	665
Intangibles, net	4,659	4,853	5,237
Other	2,204	3,470	8,067
Total other assets	7,528	8,988	13,969

Property and equipment	106,677	106,652	126,055
Less: accumulated depreciation	(74,425)	(72,647)	(88,610)
Property and equipment, net	32,252	34,005	37,445

Total assets	$90,469	$98,564	$161,149

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$15,739	$14,995	$28,206
Accrued expenses	24,694	24,954	35,936
Current maturities of long-term debt	1,500	1,500	1,500
Revolving credit agreement	5,477	2,853	37,597
Total current liabilities	47,410	44,302	103,239

Long-term debt, less current maturities	7,929	9,100	9,792
Other liabilities	6,713	8,706	11,073
Total liabilities	62,052	62,108	124,104

Stockholders' equity:
Convertible preferred stock	108,256	108,256	108,256
Common stock	9,822	9,822	9,822
Additional paid-in capital	27,041	27,338	27,274
Accumulated other comprehensive (loss) income	(1,244)	(1,112)	38
Accumulated deficit	(93,564)	(85,915)	(86,385)
Treasury stock	(21,894)	(21,933)	(21,960)
Total stockholders' equity	28,417	36,456	37,045

Total liabilities and stockholders' equity	$90,469	$98,564	$161,149

KATY INDUSTRIES, INC. STATEMENTS OF CASH FLOWS - UNAUDITED
(In thousands)
	Six Months Ended June 30,
	2008	2007
Cash flows from operating activities:
Net loss	$(7,649)	$(1,971)
Income from operations of discontinued businesses	(878)	(6,582)
Loss from continuing operations	(8,527)	(8,553)
Depreciation and amortization	4,094	3,799
Write-off and amortization of debt issuance costs	191	906
Write-off of assets due to lease termination	-	751
Stock option (income) expense	(258)	171
Loss on sale of assets	734	1,571
Deferred income taxes	-	(94)
	(3,766)	(1,449)
Changes in operating assets and liabilities:
Accounts receivable	(3,693)	(3,667)
Inventories	603	(1,009)
Other assets	487	(107)
Accounts payable	1,342	2,427
Accrued expenses	(289)	(2,186)
Other, net	(1,539)	1,997
	(3,089)	(2,545)

Net cash used in continuing operations	(6,855)	(3,994)
Net cash used in discontinued operations	(654)	(3,989)
Net cash used in operating activities	(7,509)	(7,983)

Cash flows from investing activities:
Capital expenditures of continuing operations	(2,934)	(2,040)
Proceeds from sale of assets, net	49	197

Net cash used in continuing operations	(2,885)	(1,843)
Net cash provided by discontinued operations	8,685	15,661
Net cash provided by investing activities	5,800	13,818

Cash flows from financing activities:
Net borrowings (repayments) on revolving loans	2,624	(6,282)
Decrease in book overdraft	(544)	(2,143)
Repayments of term loans	(1,171)	(1,700)
Direct costs associated with debt facilities	-	(127)
Repurchases of common stock	-	(3)

Net cash provided by (used in) continuing operations	909	(10,255)
Net cash used in discontinued operations	-	(381)
Net cash provided by (used in) financing activities	909	(10,636)

Effect of exchange rate changes on cash and cash equivalents	(48)	(108)
Net decrease in cash and cash equivalents	(848)	(4,909)
Cash and cash equivalents, beginning of period	2,015	7,392
Cash and cash equivalents, end of period	$1,167	$2,483

Reconciliation of free cash flow to GAAP Results:

Net cash used in operating activities	$(7,509)	$(7,983)
Capital expenditures	(2,934)	(2,040)
Free cash flow	$(10,443)	$(10,023)